EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberty National Bancshares, Inc.(the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William L. Daniel, President and Chief Executive Officer of the Company, and Jesse R. Cheatham, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ WILLIAM L. DANIEL

William L. Daniel President and Chief Executive Officer November 12, 2002

/s/ JESSE R. CHEATHAM

Jesse R. Cheatham Chief Financial Officer November 12, 2002